Goldman Sachs Trust (the “Trust”)

Goldman Sachs Municipal Fixed Income Funds

Class A, Class C and Institutional Shares of

Goldman Sachs California Intermediate AMT-Free Municipal Fund
Goldman Sachs New York Intermediate AMT-Free Municipal Fund

Supplement dated April 2, 2007 to the Prospectuses dated February 28, 2007

     Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund’s and New York Intermediate AMT-Free Municipal Fund’s names are being changed to the California AMT-Free Municipal Fund and New York AMT-Free Municipal Fund, respectively. Additionally, each Fund’s duration, expected approximate interest rate sensitivity and benchmark have changed. As a result, the following replaces the tabular information regarding each Fund’s duration, expected approximate interest rate sensitivity and benchmark in the section of the Prospectus titled “Fund Investment Objectives and Strategies — Fund Facts:”

Duration* (under normal interest rate conditions):	Target = Lehman Brothers Aggregate Municipal Bond Index plus or minus one year

Expected Approximate Interest Rate Sensitivity:	15-year municipal bond

Benchmark:	Lehman Brothers Aggregate Municipal Bond Index

     The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. In the Investment Adviser’s opinion, the Lehman Brothers Aggregate Municipal Bond Index is a more appropriate benchmark against which to measure performance of the Funds.

* The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers Aggregate Municipal Bond Index has ranged between six and eight years.

MUNIFISTK 04-07